Exhibit 32.2

BE AEROSPACE, INC.

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS REQUIRED BY
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annul Report of BE Aerospace, Inc. (the “Company”) on Form 10-K for the fiscal year ended December 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Thomas P. McCaffrey, Senior Vice President of Administration and Chief Financial Officer of the Company, certify that to the best of my knowledge:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 15, 2007	By:	/s/ Thomas P. McCaffrey
Thomas P. McCaffrey Senior Vice President of Administration and Chief Financial Officer